As filed with the Securities and Exchange Commission on November 5, 2024
Registration No. 333-282596

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 2
TO
FORM S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

ECHOSTAR CORPORATION
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	4899 (Primary Standard Industrial Classification Code Number)	26-1232727 (I.R.S. Employer Identification Number)
9601 South Meridian Boulevard
Englewood, Colorado 80112
(303) 723-1000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Dean A. Manson
Chief Legal Officer and Secretary
EchoStar Corporation
9601 South Meridian Boulevard
Englewood, Colorado 80112
(303) 723-1000
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:
Jonathan Michels Andrew J. Ericksen Laura Katherine Mann White & Case LLP 1221 Avenue of the Americas New York, New York 10020 (212) 819-8200	John Tripodoro Ariel Goldman Tristan Manley Cahill Gordon & Reindel LLP 32 Old Slip New York, NY 10005 (212) 701-3000

Approximate date of commencement of proposed sale of securities to the public:   Pursuant to Rule 162 under the Securities Act, the offer described herein will commence as soon as practicable after the date of this registration statement. The offer cannot, however, be completed prior to the time that this registration statement is declared effective and all conditions to the proposed transaction have been satisfied or waived.
If the securities being registered on this Form are to be offered in connection with the formation of a holding company and there is compliance with General instruction G, check the following box   ☐
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.   ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.   ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer,” and “smaller reporting company” and emerging growth company in Rule 12b-2 of the Exchange Act.
Large accelerated filer	☒	Accelerated filer	☐
Non-accelerated filer	☐	Smaller reporting company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.   ☐
If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction: Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)   ☐
Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)   ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the registration statement shall become effective on such date as the U.S. Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF GUARANTOR REGISTRANTS
Exact Name of Registrant as Specified in its Charter and Address	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.
Northstar Wireless, LLC, 9601 South Meridian Boulevard, Englewood, Colorado, 80112	Delaware	47-1752452
SNR Wireless HoldCo, LLC, 9601 South Meridian Boulevard, Englewood, Colorado, 80112	Delaware	47-1718512
DBSD Corporation, 9601 South Meridian Boulevard, Englewood, Colorado 80112	Colorado	35-2556718
Gamma Acquisition L.L.C., 9601 South Meridian Boulevard, Englewood, Colorado, 80112	Colorado	45-2507625
Northstar Spectrum, LLC, 9601 South Meridian Boulevard, Englewood, Colorado, 80112	Delaware	47-1742770
SNR Wireless LicenseCo, LLC, 9601 South Meridian Boulevard, Englewood, Colorado, 80112	Delaware	47-1719104
DBSD Services Limited, 9601 South Meridian Boulevard, Englewood, Colorado 80112	United Kingdom	98-0230168
Gamma Acquisition HoldCo, L.L.C., 9601 South Meridian Boulevard, Englewood, Colorado, 80112	Colorado	33-1357351

EXPLANATORY NOTE
This Amendment No. 2 (“Amendment No. 2”) to the Registration Statement on Form S-4 (File No. 333-282596) of EchoStar Corporation is being filed solely for the purposes of filing certain exhibits as indicated in Part II of this Amendment No. 2. This Amendment No. 2 does not modify any provision of the prospectus that forms a part of the Registration Statement. Accordingly, a prospectus has been omitted.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 20.   Indemnification of Directors and Officers
Registrants Incorporated in Nevada
NRS 78.7502(1) allows EchoStar to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (except an action by or in the right of EchoStar, a “derivative action”), by reason of the fact that such person is or was a director, officer, employee or agent of EchoStar, or is or was serving at the request of EchoStar as a director, officer, employee or agent of another corporation partnership, joint venture, trust or other enterprise or as a manager of a limited liability company, against expenses including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with the action, suit or proceeding if such person is not liable pursuant to NRS 78.138, or acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of EchoStar, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful. Under NRS 78.7502(2), a similar standard of care applies to derivative actions, except that indemnification is limited solely to expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred in connection with the defense or settlement of the action or suit. Indemnification by EchoStar is required to the extent the person is successful on the merits or otherwise in defense of an action, suit or proceeding, including a derivative action, or any claim, issue or matter therein, against indemnifiable expenses, and, pursuant to NRS 78.751(2), unless otherwise restricted by EchoStar’s Articles of Incorporation, bylaws or an agreement made by the corporation, EchoStar may pay the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding as they are incurred and in advance of the final disposition of the proceeding in question, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified. Under NRS 78.7502(3), decisions as to whether to grant indemnification, unless ordered by a court or advanced pursuant to NRS 78.751(2), are made by a majority vote of the Board of Directors at a meeting at which a quorum of disinterested directors is present, or by written opinion of independent legal counsel if a majority vote of a quorum consisting of disinterested directors so orders or if such a quorum cannot be obtained, or by the stockholders.
Provisions relating to liability and indemnification of officers and directors of EchoStar for acts by such officers and directors are contained in Article IX of the Articles of Incorporation of EchoStar as amended on December 28, 2007 and May 4, 2016, Exhibits 3.1 through 3.3 hereto, and Article IX of EchoStar’s Bylaws as amended on December 29, 2023 (and effective as of December 31, 2023), Exhibits 3.4 and 3.5 hereto, which are incorporated by reference. These provisions state, among other things, that, consistent with and to the extent permitted by the NRS and upon the decision of a disinterested majority of EchoStar’s Board of Directors, or a written opinion of independent legal counsel if a disinterested majority vote of the Board of Directors is not available (or even if a quorum of disinterested directors is obtainable, if such a quorum so directs), or EchoStar’s stockholders, that the applicable standard of conduct has been satisfied: (1) EchoStar shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal (other than an action by or in the right of EchoStar) by reason of the fact that he or she is or was a director, officer, employee, fiduciary or agent of EchoStar, or is or was serving at the request of EchoStar as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding, if he or she conducted himself or herself in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of EchoStar, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful; and (2) EchoStar shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of EchoStar to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, fiduciary or agent of EchoStar, or is or was serving at the request of EchoStar as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of EchoStar and except that no indemnification shall be made in respect to any claim, issue or matter as to which such person shall have adjudged to be liable for negligence or misconduct in the performance of his or her duty to EchoStar unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.
Registrants Formed in Delaware
Each of Northstar Wireless, LLC, SNR Wireless HoldCo, LLC, SNR Wireless LicenseCo, LLC and Northstar Spectrum, LLC is a limited liability company formed under the laws of the State of Delaware. Subject to any terms, conditions or restrictions set forth in the limited liability company agreement, Section 18-108 of the Delaware Limited Liability Company Act empowers a Delaware limited liability company to indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.
The limited liability company agreement of each of Northstar Wireless, LLC, SNR Wireless HoldCo, LLC, SNR Wireless LicenseCo, LLC and Northstar Spectrum, LLC provides that, to the fullest extent permitted by law, subject to certain restrictions described below, it will indemnify its sponsor, directors and officers, members or any of their respective affiliates who were or are a party or are threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of us) by reason of the fact that the person is or was a sponsor, director, officer, employee, partnership representative or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. Subject to the conditions set forth in such limited liability company agreement, each of Northstar Wireless, LLC, SNR Wireless HoldCo, LLC, SNR Wireless LicenseCo, LLC and Northstar Spectrum, LLC may pay or reimburse such indemnified person’s expenses (including attorneys’ fees) in advance of final disposition of a proceeding.
Registrants Incorporated or Organized in Colorado
Colorado Corporations
DBSD Corporation (“DBSD”) is incorporated under the laws of the State of Colorado. The Colorado Revised Statutes and the Colorado Business Corporation Act (the “CBCA”) limits or eliminates the personal liability of directors to corporations and their stockholders for monetary damages for breaches of directors’ fiduciary duties as directors.
Section 7-109-102(1) of the CBCA permits indemnification of a director of a Colorado corporation, in the case of a third party action, if the director (a) conducted himself or herself in good faith, (b) reasonably believed that (i) in the case of conduct in his or her official capacity, his or her conduct was in the corporation’s best interest, or (ii) in all other cases, his or her conduct was not opposed to the corporation’s best interest, and (c) in the case of any criminal proceeding, had no reasonable cause to believe that his conduct was unlawful. Section 7-109-103 further provides for mandatory indemnification of directors who are wholly successful, on the merits or otherwise, in the defense of any proceeding to which he or she was a party because he or she was a director, against reasonable expenses incurred by him or her in connection with the proceeding.
Section 7-109-102(4) of the CBCA limits the indemnification that a corporation may provide to its directors in two key respects. A corporation may not indemnify a director in a derivative action in which the director is held liable to the corporation, or in any proceeding in which the director is held liable on the basis of his or her improper receipt of a personal benefit. Sections 7-109-104 of the CBCA permits a corporation to advance expenses to a director, and Section 7-109-107(3) of the CBCA permits a corporation to indemnify and advance litigation expenses to officers, employees and agents who are not directors to a greater extent than directors if consistent with law and provided for by the bylaws, a resolution of directors or shareholders, or a contract between the corporation and the officer, employee or agent.
The Bylaws (the “Bylaws”) of DBSD require it to indemnify, to the extent permitted by law, and subject to certain exceptions, any person made a party to a proceeding because the person is or was a director of DBSD. The Bylaws further provide that to the full extent permitted by the General Corporation Law of the State of Colorado, the Company may purchase and maintain insurance, in such amounts and against such risks as the Board of Directors deems appropriate, on behalf of a person who is or was a director, officer, employee, fiduciary or agent of the Corporation or who, while a director, officer, employee, fiduciary or agent of the Corporation, is or was serving at the request of the Corporation as a director, partner, officer, employee, fiduciary or agent of another domestic or foreign corporation or other person or of an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from his or her status as a director, officer, employee, fiduciary or agent, whether or not the Corporation would have power to indemnify the person against the same liability under the provisions of the Bylaws, Articles of Incorporation or of the General Corporation Law of the State of Colorado.
Colorado Limited Liability Companies
Each of Gamma Acquisition L.L.C. and Gamma Acquisition HoldCo, L.L.C. is a limited liability company organized under the laws of the State of Colorado. Section 7-80-407 of the Colorado Limited Liability Company Act empowers a Colorado limited liability company to reimburse a person who is or was a member or manager for payments made, and indemnify a person who is or was a member or manager for liabilities incurred by the person, in the ordinary course of the business of the limited liability company or for the preservation of its business or property, if such payments were made or liabilities incurred without violation of the person’s duties to the limited liability company.
In accordance with this provision, the Operating Agreement of each of Gamma Acquisition L.L.C. and Gamma Acquisition HoldCo, L.L.C. state that such company shall indemnify, to the maximum extent permitted under applicable law, any person, and the estate and personal representative of any such person, against all liability and expense incurred by reason of the fact that such person is or was a manager, officer, employee or fiduciary of the company or, while serving as manager, officer, employee or fiduciary of the company, such person is or was serving at the request of the company as a manager, director, officer, partner, trustee, employee, fiduciary or agent of, or in any similar managerial fiduciary position of, another domestic or foreign entity or other individual or entity or of an employee benefit plan.
Registrants Incorporated in the United Kingdom
Subject to the Companies Act, and without prejudice to any indemnity to which he or she may otherwise be entitled, members of the registrant’s board of directors and its officers shall have the benefit of the following indemnification provisions in the registrant’s memorandum and articles of association.
Members of the registrant’s board of directors or officers shall be indemnified for all losses or liabilities incurred by them in connection with their duties or powers in relation to the duties of their office or otherwise, including any liability incurred in defending any criminal or civil proceedings in which judgement is given in his or her favor. In addition, no director or other officer shall be liable for any loss or damage which may happen to or be incurred by the company in the execution of the duties in his or her office. Further, the registrant has the power to make payments towards insurance including insurance for any director, officer or auditor to protect against such liabilities.

Item 21.   Exhibits and Financial Statement Schedules
Exhibit No.	Description
3.1	Articles of Incorporation of EchoStar Corporation (incorporated by reference to Exhibit 3.1 to Amendment No. 1 of EchoStar Corporation’s Form 10 filed December 12, 2007, Commission File No. 001-33807).
3.2	Amendment to the Articles of Incorporation of EchoStar Corporation (incorporated by reference to Exhibit 3.1 to EchoStar Corporation’s Current Report on Form 8-K filed January 25, 2008, Commission File No. 001-33807).
3.3	Certificate of Amendment to Articles of Incorporation of EchoStar Corporation, dated as of May 4, 2016 (incorporated by reference to Exhibit 3.1 to EchoStar Corporation’s Current Report on Form 8-K, filed May 5, 2016, Commission File No. 001-33807).
3.4	Bylaws of EchoStar Corporation (incorporated by reference to Exhibit 3.2 to Amendment No. 1 of EchoStar Corporation’s Form 10 filed December 12, 2007, Commission File No. 001-33807).
3.5	Amendment No.1 to Bylaws of EchoStar Corporation, dated as of December 29, 2023 (incorporated by reference from Exhibit 3.1 to the Current Report on Form 8-K of EchoStar Corporation filed January 2, 2024, Commission file No. 001-33807).
3.6	Articles of Incorporation of DBSD Corporation (incorporated by reference to Exhibit 3.6 to EchoStar Corporation’s Form S-4 filed on January 16, 2024 (File No.: 333-276514)).
3.7	Bylaws of DBSD Corporation (incorporated by reference to Exhibit 3.7 to EchoStar Corporation’s Form S-4 filed on January 16, 2024 (File No.: 333-276514)).
3.8	Memorandum and Articles of Association of DBSD Services Limited (incorporated by reference to Exhibit 3.8 to EchoStar Corporation’s Form S-4 filed on January 16, 2024 (File No.: 333-276514)).
3.9	Certificate of Name Change of DBSD Services Limited (incorporated by reference to Exhibit 3.9 to EchoStar Corporation’s Form S-4 filed on January 16, 2024 (File No.: 333-276514)).
3.10	Certificate of Name Change of DBSD Services Limited (incorporated by reference to Exhibit 3.10 to EchoStar Corporation’s Form S-4 filed on January 16, 2024 (File No.: 333-276514)).
3.11*	Certificate of Formation of Northstar Wireless, LLC.
3.12*	Limited Liability Company Agreement of Northstar Wireless, LLC.
3.13*	Certificate of Formation of SNR Wireless HoldCo, LLC.
3.14*	Limited Liability Company Agreement of SNR Wireless HoldCo, LLC.
3.15*	Articles of Organization of Gamma Acquisition L.L.C.
3.16*	Operating Agreement of Gamma Acquisition L.L.C.
3.17*	Articles of Organization of Gamma Acquisition HoldCo, L.L.C.
3.18*	Operating Agreement of Gamma Acquisition HoldCo, L.L.C.
3.19*	Certificate of Formation of SNR Wireless LicenseCo, LLC.
3.20*	Limited Liability Company Agreement of SNR Wireless LicenseCo, LLC.
3.21*	Certificate of Formation of Northstar Spectrum, LLC.
3.22*	Limited Liability Company Agreement of Northstar Spectrum, LLC.
4.1	Form of Indenture between EchoStar Corporation, the guarantors party thereto, The Bank of New York Mellon Trust Company, N.A., as Trustee and as Collateral Agent, relating to the 6.75% Senior Secured Notes due 2030.
4.2	Form of EchoStar Corporation’s 6.75% Senior Secured Note due 2030 (included as part of Exhibit 4.1).
4.3	Form of Indenture between EchoStar Corporation, the guarantors party thereto, The Bank of New York Mellon Trust Company, N.A., as Trustee and as Collateral Agent, relating to the 3.875% Convertible Senior Secured Notes due 2030.

Exhibit No.	Description
4.4	Form of EchoStar Corporation’s 3.875% Convertible Senior Secured Note due 2030 (included as part of Exhibit 4.3).
4.5	Indenture, relating to the DISH Network Corporation 0% Convertible Notes due 2025, dated as of December 21, 2020, by and between DISH Network Corporation and U.S. Bank National Association, as Trustee (incorporated by reference from Exhibit 4.1 to the Current Report on Form 8-K of DISH Network Corporation filed December 22, 2020, Commission File No. 001-39144).
4.6	Indenture, relating to the DISH Network Corporation 3 3/8% Convertible Notes due 2026, dated as of August 8, 2016, by and between DISH Network Corporation and U.S. Bank National Association, as Trustee (incorporated by reference from Exhibit 4.1 to the Current Report on Form 8-K of DISH Network Corporation filed August 8, 2016, Commission File No. 000-26176).
4.7	Form of DISH Network Corporation’s 0% Convertible Note due 2025 (included as part of Exhibit 4.5).
4.8	Form of DISH Network Corporation’s 3.375% Convertible Note due 2026 (included as part of Exhibit 4.6).
4.9	First Supplemental Indenture, relating to the DISH Network Corporation 3.375% Convertible Notes due 2026, dated as of December 29, 2023, among DISH Network Corporation, EchoStar Corporation and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as Trustee (incorporated by reference from Exhibit 4.2 to the Current Report on Form 8-K of EchoStar Corporation filed January 2, 2024, Commission file No. 001-33807).
4.10	First Supplemental Indenture, relating to the DISH Network Corporation 0% Convertible Notes due 2025, dated as of December 29, 2023, among DISH Network Corporation, EchoStar Corporation and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as Trustee (incorporated by reference from Exhibit 4.6 to the Current Report on Form 8-K of EchoStar Corporation filed January 2, 2024, Commission file No. 001-33807).
5.1	Legal Opinion of White & Case LLP (New York).
5.2	Legal Opinion of Brownstein Hyatt Farber Schreck, LLP.
5.3	Legal Opinion of White & Case LLP (UK).
21.1	List of subsidiaries (incorporated by reference to Exhibit 21.1. to EchoStar Corporation’s Form S-4 filed on January 16, 2024 (File No.: 333-276514)).
22.1*	List of subsidiary guarantors.
23.1*	Consent of KPMG LLP, Independent Registered Public Accounting Firm, relating to EchoStar’s financial statements.
23.2*	Consent of KPMG LLP, Independent Registered Public Accounting Firm, relating to DISH Network’s financial statements.
23.3	Consent of White & Case LLP (New York) (included as part of Exhibit 5.1).
23.4	Consent of Brownstein Hyatt Farber Schreck, LLP (included as part of Exhibit 5.2).
23.5	Consent of White & Case LLP (UK) (included as part of Exhibit 5.3).
24.1*	Powers of Attorney (included on the signature page to this Registration Statement).
25.1*	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of The New York Bank of Mellon Trust Company, N.A. for the Indenture of Exhibit 4.1.
25.2*	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of The New York Bank of Mellon Trust Company, N.A. for the Indenture of Exhibit 4.3.
99.1*	Letter of Transmittal.
107*	Filing Fee Table.

*
Previously filed.

Item 22.   Undertakings
The undersigned registrant hereby undertakes:
1)
To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

i.
to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; and

ii.
to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

iii.
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

2)
That, for the purpose of determining any liability under the Securities Act of 1933, each such post- effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

3)
To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

4)
That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

5)
That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

i.
Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

ii.
Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

iii.
The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and
iv.
Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

6)
The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

7)
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

8)
The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11, or 13 of this registration statement, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

9)
The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Englewood, State of Colorado, on the 5th day of November 2024.
ECHOSTAR CORPORATION
By:	/s/ Dean A. Manson Name: Dean A. Manson Title: Chief Legal Officer and Secretary
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
* Hamid Akhavan	President, Chief Executive Officer and Director (Principal Executive Officer)	November 5, 2024
* Paul W. Orban	Executive Vice President and Chief Financial Officer, DISH (Principal Financial Officer and Principal Accounting Officer)	November 5, 2024
* Charles W. Ergen	Director	November 5, 2024
* Cantey M. Ergen	Director	November 5, 2024
* Kathleen Q. Abernathy	Director	November 5, 2024
* George R. Brokaw	Director	November 5, 2024
* Stephen J. Bye	Director	November 5, 2024
* James DeFranco	Director	November 5, 2024

Signature	Title	Date
* R. Stanton Dodge	Director	November 5, 2024
* Lisa W. Hershman	Director	November 5, 2024
* Tom A. Ortolf	Director	November 5, 2024
* William D. Wade	Director	November 5, 2024
*By: /s/ Dean A. Manson Name: Dean A. Manson Title: Attorney-in-fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Englewood, State of Colorado, on the 5th day of November 2024.
NORTHSTAR WIRELESS, LLC
By:	/s/ Dean A. Manson Name: Dean A. Manson Title: Secretary
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
* Hamid Akhavan	President and Chief Executive Officer (Principal Executive Officer)	November 5, 2024
* Paul W. Orban	Treasurer (Principal Financial Officer)	November 5, 2024
* James S. Allen	Chief Accounting Officer (Principal Accounting Officer)	November 5, 2024
* Paul W. Orban	Chief Financial Officer of Northstar Spectrum, LLC, the sole member of Northstar Wireless, LLC	November 5, 2024
*By: /s/ Dean A. Manson Name: Dean A. Manson Title: Attorney-in-fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Englewood, State of Colorado, on the 5th day of November 2024.
SNR WIRELESS HOLDCO, LLC
By:	/s/ Dean A. Manson Name: Dean A. Manson Title: Secretary
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
* Hamid Akhavan	President and Chief Executive Officer (Principal Executive Officer)	November 5, 2024
* Paul W. Orban	Chief Financial Officer (Principal Financial Officer)	November 5, 2024
* James S. Allen	Chief Accounting Officer (Principal Accounting Officer)	November 5, 2024
* Paul W. Orban	Chief Financial Officer of American AWS-3 Wireless III L.L.C., the managing member of SNR Wireless HoldCo, LLC	November 5, 2024
*By: /s/ Dean A. Manson Name: Dean A. Manson Title: Attorney-in-fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Englewood, State of Colorado, on the 5th day of November 2024.
DBSD CORPORATION
By:	/s/ Dean A. Manson Name: Dean A. Manson Title: Secretary
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
* James DeFranco	Director	November 5, 2024
* Charles W. Ergen	Director	November 5, 2024
* Hamid Akhavan	President and Chief Executive Officer (Principal Executive Officer)	November 5, 2024
* Paul W. Orban	Chief Financial Officer (Principal Financial Officer)	November 5, 2024
* Tom A. Ortolf	Director	November 5, 2024
* James S. Allen	Chief Accounting Officer (Principal Accounting Officer)	November 5, 2024
*By: /s/ Dean A. Manson Name: Dean A. Manson Title: Attorney-in-fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Englewood, State of Colorado, on the 5th day of November 2024.
GAMMA ACQUISITION L.L.C.
By:	/s/ Dean A. Manson Name: Dean A. Manson Title: Secretary
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
* Hamid Akhavan	President and Chief Executive Officer (Principal Executive Officer)	November 5, 2024
* Paul W. Orban	Treasurer (Principal Financial Officer)	November 5, 2024
* James S. Allen	Chief Accounting Officer (Principal Accounting Officer)	November 5, 2024
* Paul W. Orban	Treasurer of Gamma Acquisition HoldCo, L.L.C., the sole member of Gamma Acquisition L.L.C.	November 5, 2024
*By: /s/ Dean A. Manson Name: Dean A. Manson Title: Attorney-in-fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Englewood, State of Colorado, on the 5th day of November 2024.
NORTHSTAR SPECTRUM, LLC
By:	/s/ Dean A. Manson Name: Dean A. Manson Title: Secretary
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
* Hamid Akhavan	President and Chief Executive Officer (Principal Executive Officer)	November 5, 2024
* Paul W. Orban	Chief Financial Officer (Principal Financial Officer)	November 5, 2024
* James S. Allen	Chief Accounting Officer (Principal Accounting Officer)	November 5, 2024
* Paul W. Orban	Chief Financial Officer of American AWS-3 Wireless II L.L.C., the managing member of Northstar Spectrum, LLC	November 5, 2024
*By: /s/ Dean A. Manson Name: Dean A. Manson Title: Attorney-in-fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Englewood, State of Colorado, on the 5th day of November 2024.
SNR WIRELESS LICENSECO, LLC
By:	/s/ Dean A. Manson Name: Dean A. Manson Title: Secretary
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
* Hamid Akhavan	President and Chief Executive Officer (Principal Executive Officer)	November 5, 2024
* Paul W. Orban	Treasurer (Principal Financial Officer)	November 5, 2024
* James S. Allen	Chief Accounting Officer (Principal Accounting Officer)	November 5, 2024
* Paul W. Orban	Chief Financial Officer of SNR Wireless HoldCo, LLC, the sole member of SNR Wireless LicenseCo, LLC	November 5, 2024
*By: /s/ Dean A. Manson Name: Dean A. Manson Title: Attorney-in-fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Englewood, State of Colorado, on the 5th day of November 2024.
DBSD SERVICES LIMITED
By:	/s/ Timothy A. Messner Name: Timothy A. Messner Title: Secretary
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
* Hamid Akhavan	President (Principal Executive Officer)	November 5, 2024
* Paul W. Orban	Chief Financial Officer (Principal Financial Officer)	November 5, 2024
* James S. Allen	Chief Accounting Officer (Principal Accounting Officer)	November 5, 2024
* Tom A. Ortolf	Director	November 5, 2024
*By: /s/ Timothy A. Messner Name: Timothy A. Messner Title: Attorney-in-fact

SIGNATURE OF AUTHORIZED U.S. REPRESENTATIVE OF THE REGISTRANT
Pursuant to the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of DBSD Services Limited, has signed this Registration Statement on November 5, 2024.
ECHOSTAR CORPORATION
By:	/s/ Dean A. Manson Name: Dean A. Manson Title: Chief Legal Officer and Secretary

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Englewood, State of Colorado, on the 5th day of November 2024.
GAMMA ACQUISITION HOLDCO, L.L.C.
By:	/s/ Dean A. Manson Name: Dean A. Manson Title: Secretary
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
* Hamid Akhavan	President (Principal Executive Officer)	November 5, 2024
* Paul W. Orban	Treasurer (Principal Financial Officer)	November 5, 2024
* James S. Allen	Chief Accounting Officer (Principal Accounting Officer)	November 5, 2024
* Paul W. Orban	Treasurer of EchoStar Wireless Holding LLC, the sole member of Gamma Acquisition HoldCo, L.L.C.	November 5, 2024
*By: /s/ Dean A. Manson Name: Dean A. Manson Title: Attorney-in-fact